INVESCO EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED APRIL 30, 2021 TO THE PROSPECTUSES DATED AUGUST 28, 2020 AND

THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 28, 2020, AS REVISED

SEPTEMBER 30, 2020, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Financial Preferred ETF (PGF)

(the “Fund”)

Effective May 7, 2021, Jeffrey W. Kernagis is no longer a Portfolio Manager of the Fund. Accordingly, on that date, all information and references related to him are removed from the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

Effective May 7, 2021, Greg Meisenger is added as a Portfolio Manager of the Fund. Therefore, on that date, the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are revised as follows:

•

On page 4 of the Summary Prospectus and page 3 of the Prospectus, the table in the section titled “Summary Information – Management of the Fund – Portfolio Managers” is revised to add the following as a new row:

Name	Title with Adviser/Trust	Date Began Managing the Fund

Greg Meisenger	Portfolio Manager of the Adviser	May 2021

•	On page 10 of the Prospectus, the third sentence in the second paragraph in the section titled “Management of the Fund – Portfolio Managers” is deleted and replaced with the following:

In managing the Fund, Mr. Hubbard receives management assistance from Tom Boksa, Gary Jones, Greg Meisenger and Richard Ose.

•	On page 10 of the Prospectus, the following is inserted as a new bullet below the third paragraph in the section titled “Management of the Fund – Portfolio Managers”:

•

Greg Meisenger, Portfolio Manager of the Adviser, has been responsible for the management of the Fund since May 2021. He has been responsible for the management of certain funds in the Invesco family of ETFs since May 2018 and has been associated with the Adviser since March 2018. Prior to joining the Adviser, Mr. Meisenger was a Portfolio Manager with Columbia Management Investment Advisers, LLC since 2015.

•	On page 69 of the Statement of Additional Information, the fifth sentence of the first paragraph in the section titled “Management—Portfolio Managers” is deleted and replaced with the following:

Mr. Hubbard receives management assistance from Tom Boksa, Pratik Doshi, David Hemming, Michael Jeanette, Gary Jones, Greg Meisenger, Richard Ose, Theodore Samulowitz and Tony Seisser.

•	On page 69 of the Statement of Additional Information, the following is added as a new paragraph after the seventh paragraph in the section titled “Management – Portfolio Managers”:

As of February 26, 2021, Mr. Meisenger managed 41 registered investment companies with approximately $16.5 billion in assets, 2 other pooled investment vehicles with approximately $189.4 million in assets, and no other accounts.

•	On page 70 of the Statement of Additional Information, the following is added as the second sentence in the first paragraph in the section titled “Management – Portfolio Holdings”:

As of February 26, 2021, Mr. Meisenger did not beneficially own any securities of the Fund.

Please Retain This Supplement For Future Reference.

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